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                                                                                                                  EXHIBIT 1.A.(10(a)
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THE PRUDENTIAL [GRAPHIC]

                                                              APPLICATION  FOR  LIFE  INSURANCE
                                                              OR  POLICY  CHANGE
                                                              | |      The Prudential Insurance Company of America
                                                              |_|      Pruco Life Insurance Company
Policy No.   ______________________________________________   A Subsidiary of The Prudential Insurance Company of America
|_| Check here if policy change.                                       Corporate Offices, Newark, New Jersey

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Name of primary proposed Insured (or current Insured, if policy change) (first, initial, last)

PART 1
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A.  PERSONAL INFORMATION (Primary Proposed Insured)
1.   Social Security No.  --                                      2.  Sex:         | | Male          |_| Female
3.   Marital Status:       |_| Single       | | Married       |_| Widowed               |_| Separated              |_| Divorced
4.   Date of Birth:  Mo.   6     Day   15      Yr.    61      5.  Age   35 6.  State of Birth (Country if not U.S.) (Name of State)
7.   Billing Address (City, State and Zip) :
                                               -------------------------------------------------------------------------------------
        123 Main St., Any City, Any State
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8.   Home Address (if different):  -------------------------------------------------------------------------------------------------

9.   Home telephone number    ( )               -                 10.  Business telephone number  --
11. Current Employer        ABC Company
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B.   ALL OTHER PROPOSED INSUREDS (Include Applicant for Applicant's Waiver of Premium Benefit)
      Name                          Relationship to           Sex      Date of          Age      State of     Total Life Insurance
                                    primary proposed                   Birth                     Birth (country in all companies
                                    Insured                                     (mo., day, yr.)           if not U.S.)

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C.  COVERAGE INFORMATION
1.  Plan of Insurance ________________________________________________________________  2. Initial Amount $   25,000
     If AL/VAL or applicable to the product, check one:       |_| Level Death Benefit   |_| Variable Death Benefit
3.  SUPPLEMENTARY BENEFITS AND RIDERS (Please indicate amount where applicable)
    |_|   Waiver of Premium                  |_|  Accidental Death Benefit $
    |_|   Living Needs Benefit               |_|  Option to Purchase Additional Insurance $
    |_|   Applicant's Waiver of Premium      |_|  Option to Purchase Paid Up Life Insurance Additions
    |_|   Automatic Premium Loan                 (include details in special  request)
    OTHER RIDERS AND BENEFITS: (Please indicate amount where applicabLe)  --------------------------------------------

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D.  BENEFICIARIES/OWNERSHIP (If Trust, provide name of trust, trustee and date of trust.)
1.  Beneficiary:  Name                           Relationship to primary proposed Insured            Age
     Primary (Class 1)  ------------------------------------------------------------------------------------------------------------

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    Contingent (Class 2)   --------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
2.   Is the owner other than the primary proposed Insured?                                                          |_| Yes || No

      If yes: Name: ---------------------------------------------------------------------------------------------------------------

      Address       ---------------------------------------------------------------------------------------------------------------

      ---------------------------------- Owner's date of birth -------------------------------------------------------------------

ORD 96200-96

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E.   PAYMENT DETAILS
1.  Within the last 12 months, has any proposed Insured had a heart attack, stroke or cancer other than of the skin? |_| Yes || No
2.  Is a medical examination required on:   Primary Proposed Insured?  |_| Yes  || No    Second Proposed Insured?   |_| Yes  || No
3.  Premium Payment Mode:  (collect full modal premium)
    |_| Pru-matic       |_| Annual      |_| Semi-annual         |_| Quarterly   ||Monthly   |_| Payroll Budget |_| Gov't Allotment

4.  Amount paid with this application $    .                |_| None (Must be "None" if E1 is answered Yes, except Gibraltar products.)
5.  Date premium collected      2-1-96
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F.   REPLACEMENT
     For any proposed Insured, would  this insurance replace or cause a change in any existing insurance  or
     annuity in any company?                                                                                       |_| Yes  || No
      (If yes, give insurance company, plan, amount and policy number(s).  Enclose all required state replacement forms.)


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G.   SPECIAL REQUESTS






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H.   BACKGROUND ON PROPOSED INSUREDS
1. Total Life Insurance on the primary proposed insured in effect                                          Check here if None ||.
2.  What are  the primary proposed Insured's occupation and duties?        ---------------------------------------------------------
Manager & Administrative duties
3.  Has any proposed Insured participated in the following activities within the last 2 years (or does anyone plan to do so in the future):
     a.  operated or had any duties aboard an aircraft, glider, balloon, or like device?                      |_| Yes  || No
         If yes, complete Aviation Questionnaire.
     b.  hazardous sports, such as auto, motorcycle, snowmobile or powerboat competitions/exhibitions;
         scuba  diving; mountain climbing; parachuting; sky diving or any other such sport or hobby?          |_| Yes  || No
         If yes, complete Avocation Questionnaire.
For any questions answered yes below, give the details in 8.
4.  Is any proposed Insured applying for or requesting reinstatement or policy change (s) of any other life or health
     insurance policy ? If yes, give insurance company, policy plan and amount.                                |_| Yes  || No
5.  Has any proposed Insured been convicted of, or currently charged with, the commission of any
     criminal offense, other than the violation of motor vehicle law within the last 5 years?                  |_| Yes  || No
6.  a.   Primary Proposed Insured  driver's license number and state of issue:
                --      (Name of State)
         ---------------------------------------------------------------------------------------------------------------------------

     b.  Has any proposed Insured in the last 3 years:
     1.  had a driver's license denied, suspended or revoked?                                                  |_| Yes  || No
     2.  been convicted of or cited for:
         (a)  3 or more moving violations?                                                                     |_| Yes  || No
         (b)  driving under the influence of alcohol or drugs?                                                 |_| Yes  || No
     3.  been involved as a driver in 2 or more auto accidents?                                                 _| Yes  || No
     If yes, give details including type of violation, accident or reason for denial, suspension or revocation.
7.  Does any proposed Insured plan to live or travel outside the United States or Canada within the next 12 months?  |_| Yes  ||No
     If yes, give countries, purpose and duration of trip.
8.  Details of yes answers for questions 4-7.    Give question no., proposed Insured's name and full details

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I.   CHANGES MADE BY THE COMPANY                 (Not applicable in New Mexico and West Virginia)


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ORD 96200-96

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ANY PERSON WHO KNOWINGLY GIVES FALSE OR DECEPTIVE INFORMATION, WHEN COMPLETING
THIS APPLICATION, FOR THE PURPOSE OF DEFRAUDING THE COMPANY COULD BE FOUND GUILTY OF INSURANCE FRAUD.
-------------------------------------------------------------------------------

On this page the words "I" and "my" refer to the primary proposed Insured and applicant, if different. The words "the Company" refer to the company checked on page 1 of this application. If a policy change, "I" and "my" refer to Insured or Owner, if other than Insured.

TERMS AND CONDITIONS
No new coverage requested in this application starts on any proposed Insured until all required initial medical examinations agreed to are completed, even if an amount has been paid to the Company.

When the Company gives a Limited Insurance Agreement form dated on the same date shown below, coverage will start as written in that Agreement. Otherwise, coverage will start on the contract date, provided:

      . The Company issues a contract and I accept it; and . the first premium is paid in full while all proposed Insureds' health remains as stated in the application.

If the Company enters any change in section I, I approve the change by accepting the contract, unless the law requires written consent to changes. Then, a change can be made only if I approve it in writing. No agent can make or change a contract, or waive any of the Company's rights or requirements.

The beneficiary named in the application (or in the contract if requesting a policy change) is for insurance payable in either of the following cases:

      . at the death of the primary Insured; and . at the death of an Insured child after the death of the primary
         Insured if there is no Insured spouse.

If this is a policy change and no beneficiary has been named in the application, the beneficiary for any insurance payable will be carried over from the contract that is being changed.

The owner of the contract is the primary proposed Insured or applicant if other than the primary proposed Insured unless a different owner is named in the application. If this is a policy change, the ownership arrangement will be carried over from the contract that is being changed unless a different owner is named in the application. This is subject to any provisions for the automatic transfer of ownership stated in the contract. If joint owners are named, ownership will be with the right of survivorship unless otherwise specified.
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SIGNATURES
By signing below:

  . I certify that to the best of my knowledge and belief the statements in this application are complete, true and correctly recorded.
  . I understand that new coverage could be invalidated if any information in the application is materially misrepresented.
  . I confirm that if I have requested the Living Needs Benefit, I have read the disclosures in the brochure (ORD 87246).
  . I agree to the Terms and Conditions shown above and on the Important Notice About Your Application, which I have received and read.

 Signed at:                                on
           ____________________________________________________________________
                  (City/State)                       Date    (month/day/year)

Signature of primary proposed Insured, if age 8 or over X______________________ or current Insured, if policy change

Signature of Applicant, if different than primary proposed Insured X__________ or if a policy change, Signature of Owner, if different than Insured
If applicant is a firm or corporation, give that company's name and have an officer sign below.

Signature and title of Officer of firm or corporation X_______________________

Signature of Beneficiary, if policy change and rights are limited X___________

Signature of Witness (Licensed Writing Representative must witness)X__________


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Licensed Writing Representative's Certification: Do you have any information, other than what is stated in this application, that indicates that any proposed Insured may replace or change any current insurance or annuity in any company?

[ ] YES  [ ] NO

Witness (Licensed Writing Representative must witness) X_______________________
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ORD 96200-96

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PART 2 - MEDICAL INFORMATION
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SECTION A - TO BE COMPLETED FOR ALL  CATEGORY II CHANGES AND  PLANS OTHER THAN GIBRALTAR
1.   Doctor Information:
     -------------------
     A.  Primary Proposed Insured
     Physician last  consulted:____________________                        Primary Physician: ________________________
     Date Last seen:_______________________________                        Date last seen: ___________________________
     Reason:_______________________________________                        Reason:____________________________________
     Address and Phone no.:________________________                        Address and Phone no.:_____________________

     B.  Second Proposed Insured or AWP Applicant
     Physician last consulted:____________________                         Primary Physician:_________________________
     Date last seen:______________________________                         Date last seen:____________________________
     Reason:______________________________________                         Reason:____________________________________
     Address and Phone no.:_______________________                         Address and Phone no.:_____________________
     _____________________________________________                         ___________________________________________

2.    Build:                                                      Height                Weight
     -------
         a.   Primary Proposed Insured                            _______               _______
         b.   Second Proposed Insured or AWP Applicant            _______               _______

3.   Has either the primary proposed Insured or second proposed Insured, if proposed for coverage, ever used
     tobacco or other nicotine products?                                                                          |_| Yes  || No
     If yes, give date last used:   Cigarettes                Any other nicotine product such as cigar, pipe, smokeless
                                    (Mo/Yr)                   tobacco, nicotine gum or nicotine patch (mo/yr)
     Primary Proposed Insured __________________________      _________________________________________________________
     Second Proposed Insured  __________________________      _________________________________________________________

4.   Has anyone proposed for coverage had:
     a.  chest pain, or any disorder of the heart or blood vessels?                                               |_| Yes  || No
     b.  high blood  pressure?                                                                                    |_| Yes  || No
     c.  cancer, tumor, leukemia, melanoma, or lymphoma?                                                          |_| Yes  || No
     d.  diabetes or high blood sugar?                                                                            |_| Yes  || No
     e.  mental or psychiatric illness?                                                                           |_| Yes  || No
     f.  sexually transmitted disease, AIDS or AIDS related condition, or a positive HIV related test?            |_| Yes  || No
     g.  asthma or an disorder of the lungs?                                                                      || Yes |_| No
     h.  any disorder of the brain or the nervous system?                                                         |_| Yes  || No
     i.  hepatitis or any disorder of the liver, stomach or intestines?                                           |_| Yes  || No
     j.  any disorder of the kidney or urinary tract?                                                             |_| Yes  || No

5.   Other than above, is anyone proposed for coverage currently taking prescription medication?                  |_| Yes  || No
6.   Other than above has anyone proposed for coverage:
     a.  been a patient in a hospital or other medical facility?                                                  |_| Yes  || No
     b.  in the last 5 years, had or been advised to have surgery, medical tests, or diagnostic procedures
         (ECGs, stress tests, -rays, blood tests, urine tests, etc)?                                             |_| Yes  || No
7.    Has anyone proposed for coverage:
     a.  used or is now using cocaine, amphetamines, marijuana, heroin, or other drugs except as prescribed
         by a health care provider?                                                                               |_| Yes  || No
     b.  had or been advised to have treatment or counseling for alcohol or drug use?                             |_| Yes  || No
8.   Does anyone proposed for coverage have any disease, disorder or condition not indicated above?               |_| Yes  || No
9.   Has anyone proposed for coverage had life or health insurance declined, postponed, or issued with an
     increased premium?                                                                                           |_| Yes  || No
10.  Has anyone proposed for coverage requested or received disability or compensation benefits?                  |_| Yes  || No
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ORD 96200-96

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11.  Details of yes answers for questions 4 -10.

     Question No.              Illness, operation or other reason               Dates and            Name, address and telephone
     and proposed              for any check-up, health care provider's         duration             number of health care
     Insured's name            advice, treatment and medications                of illness           providers and hospitals

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

     _______________           ------------------------------------------       -----------          -----------------------------

FOR ADDITIONAL MEDICAL DETAILS USE ANOTHER APPLICATION
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All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded.  It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented.

X__________________  X____________________________            X________________________________________________________
Date                  Witness                                 Signature of primary proposed Insured (if age 15 or over)
                                                              otherwise Applicant (or Owner, if policy change)
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PART 2 - MEDICAL INFORMATION
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SECTION B - TO BE COMPLETED FOR CATEGORY I CHANGES ONLY

1.   Has either the primary proposed Insured or second proposed Insured, if proposed for coverage, ever used
     tobacco or other nicotine products?                                                                             |_| Yes |_| No
     If yes, give date last used:   Cigarettes            Any other nicotine product such as cigar, pipe, smokeless
                                    (Mo/Yr)               tobacco, nicotine gum or nicotine patch (mo/yr)
     Primary Proposed Insured___________________          __________________________________________________________
     Second Proposed Insured____________________          __________________________________________________________

2.   Has anyone proposed for coverage been declined or charged an increased premium  for new life insurance
     or reinstatement of life insurance?    If yes, give details                                                     |_| Yes |_| No

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------


3.   Is anyone proposed for coverage currently unable to perform the normal duties of their occupation and/or
     normal daily activities? If yes, give details                                                                   |_| Yes |_| No

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

4.  Within the last five (5) years, has anyone proposed for coverage:
     a.  taken prescription medication, or been treated for or diagnosed as having: high blood pressure, any disease or disorder of the heart, arteries or veins, diabetes, cancer, respiratory disorder (including asthma, recurrent bronchitis, emphysema), a mental illness or psychiatric disorder or any disease or disorder of the nervous
         system, alcohol or drug use?                                                                                |_| Yes |_| No
     b.  been treated for or diagnosed as having AIDS or any AIDS related conditions, other sexually transmitted
         diseases or positive test results for HIV?                                                                  |_| Yes |_| No

5.  Details of any "Yes" answer to question 4:

     Question No.              Illness, operation or other reason               Dates and            Name, address and telephone
     and proposed              for any check-up, health care provider's         duration             number of health care
     insured's name            advice, treatment and medications                of illness           providers and hospitals
     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------

     --------------------      ------------------------------------------      ------------          -----------------------------
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All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded.  It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented.

X______________           X_______________                             X________________________________________________________
Date                       Witness                                     Signature of primary proposed Insured (if age 15 or over)
                                                                       otherwise Owner
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ORD 96200-96

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PART 2 - MEDICAL INFORMATION
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SECTION C - TO BE COMPLETED FOR GIBRALTAR PLANS ONLY
1.   Doctor Information:
     A.  Primary Proposed Insured
     Physician last  consulted:_______________________________             Primary Physician:______________________
     Date Last seen:__________________________________________             Date last seen:_________________________
     Reason:__________________________________________________             Reason:_________________________________
     Address and Phone no.:___________________________________             Address and Phone no.:__________________
     ---------------------------------------------------------             ----------------------------------------
     ---------------------------------------------------------             ----------------------------------------

     B.  Second Proposed Insured or AWP Applicant
     Physician last  consulted:_______________________________             Primary Physician:______________________
     Date Last seen:__________________________________________             Date last seen:_________________________
     Reason:__________________________________________________             Reason:_________________________________
     Address and Phone no.:___________________________________             Address and Phone no.:__________________
     ---------------------------------------------------------             ----------------------------------------
     ---------------------------------------------------------             ----------------------------------------


2.    Build:                                                      Height                Weight
      -----
         a.   Primary Proposed Insured                            ----------------       ----------
         b.   Second Proposed Insured or AWP Applicant            ----------------       ----------

3.   Has either the primary proposed Insured or second proposed Insured, if proposed for coverage, ever used
     tobacco or other nicotine products?                                                                             |_| Yes |_| No
     If yes, give date last used:   Cigarettes       Any other nicotine product such as cigar, pipe, smokeless
                                    (Mo/Yr)               tobacco, nicotine gum or nicotine patch (mo/yr)
     Primary Proposed Insured _____________________________________________
     Second Proposed Insured  _____________________________________________

4.   Within the last five (5) years, has anyone proposed for coverage:
     a.  taken prescription medication, or been treated for or diagnosed as having: high blood pressure, any disease or disorder of the heart, arteries or veins, diabetes, cancer, respiratory disorder (including asthma, recurrent bronchitis, emphysema), a mental illness or psychiatric disorder or any disease or disorder of the nervous
         system, alcohol or drug use?                                                                                |_| Yes |_| No
     b.  been treated for or diagnosed as having AIDS or any AIDS related conditions, other sexually transmitted
         diseases or positive test results for HIV?                                                                  |_| Yes |_| No
5.   Has anyone proposed for coverage been declined or charged an increased premium for new life insurance or
     reinstatement of life insurance?                                                                                |_| Yes |_| No
6.   Is anyone proposed for coverage currently unable to perform the normal duties of their occupation and/or
     normal daily activities?                                                                                        |_| Yes |_| No
Please include the details of any "Yes" answer to the questions 4-6:           -----------------------------------------------------

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All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded. It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented.

X____________________     X______________________                     X________________________________________________________
Date                       Witness                                     Signature of primary proposed Insured (if age 15 or over)
                                                                       otherwise Applicant
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